                              BT INVESTMENT FUNDS

                            DISTRIBUTION AGREEMENT

                     Appendix A to Distribution Agreement

                                    between

                BT Investment Funds and ICC Distributors, Inc.

                      As Last Revised: September 29, 2000

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           Series                                                Distribution Fee                 Service Fee
--------------------------------------------------------------------------------------------------------------------
  Mid Cap (formerly Capital Appreciation Fund) - Investment            None                          None
  Class
--------------------------------------------------------------------------------------------------------------------
  Mid Cap (formerly Capital Appreciation Fund) - Investment            None                          None
  Class
--------------------------------------------------------------------------------------------------------------------
  Lifecycle Short Range - Investment Class                             None                          None
--------------------------------------------------------------------------------------------------------------------
  Lifecycle Mid Range - Investment Class                               None                          None
--------------------------------------------------------------------------------------------------------------------
  Lifecycle Long Range - Investment Class                              None                          None
--------------------------------------------------------------------------------------------------------------------
  Cash Management Investment                                           None                          None
--------------------------------------------------------------------------------------------------------------------
  Treasury Money Investment                                            None                          None
--------------------------------------------------------------------------------------------------------------------
  Tax Free Money Investment                                            None                          None
--------------------------------------------------------------------------------------------------------------------
  NY Tax Free Money Investment                                         None                          None
--------------------------------------------------------------------------------------------------------------------
  International Equity                                                 None                          None
--------------------------------------------------------------------------------------------------------------------
  Small Cap - Investment Class                                         None                          None
--------------------------------------------------------------------------------------------------------------------
  PreservationPlus Income                                              None                          .25%
--------------------------------------------------------------------------------------------------------------------
  Quantitative Equity - Investment Class                               None                          None
--------------------------------------------------------------------------------------------------------------------
  Quantitative Equity - Institutional Class                            None                          None
--------------------------------------------------------------------------------------------------------------------
  Global Equity Fund                                                   None                          None
--------------------------------------------------------------------------------------------------------------------